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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cabletron Systems, Inc.:

  We consent to the use of our report dated October 22, 1996, which is included in the Form 8-K/A-2 of Cabletron Systems, Inc., incorporated by reference in the Proxy Statement/Prospectus on Form S-4 of Cabletron Systems, Inc., and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 5, 1996